Exhibit 10.6

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

InterCloud Systems, Inc. and VaultLogix, LLC
$5,220,475 0.67% Senior Secured Note

Issuance Date: May 17, 2016
Original Principal Amount: $ 5,220,475

FOR VALUE RECEIVED, InterCloud Systems, Inc. (the “Company”) and VaultLogix, LLC (“VaultLogix” and together with the Company, the “Borrowers”), jointly and severally as co-borrowers, hereby promise to pay to the order of JGB (Cayman) Concord Ltd. or its registered assigns (“Holder”) the amount set out above as the Original Principal Amount (the “Principal”) when due. This 0.67% Senior Secured Note (including all Notes issued in exchange, transfer or replacement hereof, this “Note”) is issued pursuant to the Forbearance and Amendment Agreement dated as the date hereof by and among the Borrowers and the Holder. Certain capitalized terms used herein are defined in Section 13.

1.            PAYMENTS.

(a)            The principal amount of this note shall be payable in thirty six equal monthly installments of $145,013.20 in cash on the last Business Day of each calendar month starting on June 30, 2016, with, subject to acceleration, the last payment being due on May 31, 2019. The Borrowers may prepay this Note in cash at any time. For the avoidance of doubt, all outstanding principal and accrued and unpaid interest shall be due and payable in full on May 31, 2019.

(b)            Except as otherwise provided herein, the outstanding principal amount of this Note shall bear interest at an annual rate of 0.67% commencing on the date hereof until the entire outstanding principal amount of this Note is paid in full, whether at maturity, upon acceleration, by prepayment or otherwise. All computations of interest shall be made on the basis of a year of 360 days and the actual number of days elapsed. All accrued and unpaid interest shall be payable on the last Business Day of each calendar month.

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(c)            Upon the occurrence and during the continuance of an Event of Default, until such Event of Default is cured (if applicable), interest shall be paid at an amount equal to the lesser of (x) 3% per annum and (y) the maximum applicable legal rate per annum (“Default Interest”).

2.            RIGHTS UPON EVENT OF DEFAULT.

(a)            Event of Default. Each of the following events shall constitute an “Event of Default”:

(i)            the Borrowers’ failure to pay principal and interest when and as due under this Note;

(ii)           the occurrence of any default under the Amended and Restated Senior Secured Convertible Note due April 29, 2019, issued to the Holder (the “Convertible Note”);

(iii)          the occurrence of any default under the Second Amended and Restated Senior Secured Convertible Note due April 29, 2019, issued to the Holder; or

(iv)          a Borrower or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof shall be subject to a Bankruptcy Event.

(b)            Remedies. If an Event of Default occurs and is continuing with respect to any of the Notes, the Holder may declare all of the then outstanding Principal of this Note, including any unpaid Default Interest, to be due and payable immediately, except that in the case of an Event of Default arising from events described in clause (iv) this Note shall become due and payable automatically without further action or notice. The Holder’s remedies under this Note shall be cumulative.

3.            AMENDING THE TERMS OF THIS NOTE. The prior written consent of the Holder shall be required for any change or amendment to this Note.

4.            TRANSFER. This Note may be offered, sold, assigned or transferred by the Holder without the consent of the Borrowers.

5.            REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. Except as specifically set forth herein, the remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Borrowers to comply with the terms of this Note. The Borrowers covenant to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Borrowers (or the performance thereof).

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6.            PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of a Borrower or other proceedings affecting a Borrower’s creditors’ rights and involving a claim under this Note, then the Borrowers shall pay the reasonable costs and expenses incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements.

7.            Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Borrowers, which is absolute and unconditional, to pay the principal of and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Borrowers.

8.            CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Borrowers and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

9.            FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

10.         NOTICES; PAYMENTS.

(a)            Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 9(a) of the Convertible Note. The Borrowers shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore.

(b)            Payments. Whenever any payment of cash is to be made by the Borrowers to any Person pursuant to this Note, unless otherwise expressly set forth herein, such payment shall be made in lawful money of the United States of America via wire transfer of immediately available funds in accordance with the Holder’s wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day.

11.        WAIVER OF NOTICE. To the extent permitted by law, the Borrowers hereby irrevocably waives demand, notice, presentment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

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12.         GOVERNING LAW. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Borrowers hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note. THE BORROWERS AND THE HOLDER HEREBY IRREVOCABLY WAIVE ANY RIGHT SUCH PARTY MAY HAVE TO, AND AGREE NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

13.         CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:

(a)            “Bankruptcy Event” means any of the following events: (a) a Borrower or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to such Borrower or any Significant Subsidiary thereof, (b) there is commenced against a Borrower or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within sixty (60) days after commencement, (c) a Borrower or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) a Borrower or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within sixty (60) calendar days after such appointment, (e) a Borrower or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) a Borrower or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts, (g) a Borrower or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing, or (h) a Borrower or any Significant Subsidiary thereof is or will be unable to pay its debts generally as they become due.

(b)            “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

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(c)            “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

14.         MAXIMUM PAYMENTS. Nothing contained in this Note shall, or shall be deemed to, establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges under this Note exceeds the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrowers to the Holder and thus refunded to the Borrowers.

15.         Co-Borrowers.

i.            Borrowers are jointly and severally liable for all of the indebtedness, obligations, and liabilities of the Borrowers now or hereafter existing under this Note, whether for principal, interest, fees, expenses, indemnification or otherwise (the “Obligations”) and the Holder may proceed against one Borrower to enforce the Obligations without waiving its right to proceed against the other Borrower. This Note is a primary and original obligation of each Borrower and shall remain in effect notwithstanding future changes in conditions, including any change of law or any invalidity or irregularity in the creation or acquisition of any Obligations or in the execution or delivery of any agreement between the Holder and any Borrower. Each Borrower shall be liable for existing and future Obligations as fully as if all of the principal amount of this Note were advanced to such Borrower. The Holder may rely on any certificate or representation made by any Borrower as made on behalf of, and binding on, all Borrowers. Each Borrower appoints each other Borrower as its agent with all necessary power and authority to give and receive notices, certificates or demands for and on behalf of all Borrowers. This authorization cannot be revoked, and the Holder need not inquire as to one Borrower’s authority to act for or on behalf of another Borrower.

ii.           Notwithstanding any other provision of this Note, each Borrower irrevocably waives, until all Obligations are paid in full, all rights that it may have at law or in equity (including, without limitation, any law subrogating a Borrower to the rights of the Holder under this Note) to seek contribution, indemnification, or any other form of reimbursement from any other Borrower, or any other Person now or hereafter primarily or secondarily liable for any of the Obligations, for any payment made by a Borrower with respect to the Obligations or otherwise and all rights that it might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by a Borrower with respect to the Obligations or otherwise. Any agreement providing for indemnification, reimbursement or any other arrangement prohibited under this Section shall be null and void. If any payment is made to a Borrower in contravention of this Section, such Borrower shall hold such payment in trust for the Holder and such payment shall be promptly delivered to the Holder for application to the Obligations, whether matured or unmatured.

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iii.           Each Borrower waives, to the extent permitted by law, notice of acceptance hereof; notice of the existence, creation or acquisition of any of the Obligations; notice of an Event of Default except as set forth herein; notice of the amount of the Obligations outstanding at any time; notice of any adverse change in the financial condition of any other Borrower or of any other fact that might increase a Borrower’s risk; presentment for payment; demand; protest and notice thereof as to any instrument; and all other notices and demands to which Borrower would otherwise be entitled by virtue of being a co-borrower or a surety. Each Borrower waives any defense arising from any defense of any other Borrower, or by reason of the cessation from any cause whatsoever of the liability of any other Borrower. The Holder’s failure at any time to require strict performance by any Borrower of any provision of this Note shall not waive, alter or diminish any right of the Holder thereafter to demand strict compliance and performance therewith. Each Borrower also waives any defense arising from any act or omission of the Holder that changes the scope of such Borrower’s risks hereunder. Each Borrower hereby waives any right to assert against the Holder any defense (legal or equitable), setoff, counterclaim, or claims that such Borrower individually may now or hereafter have against another Borrower or any other Person liable to the Holder with respect to the Obligations in any manner or whatsoever.

iv.          The liability of the Borrowers hereunder shall not be diminished by (i) any agreement, understanding or representation that any of the Obligations is or was to be guaranteed by another Person or secured by other property, or (ii) any release or unenforceability, whether partial or total, of rights, if any, which the Holder may now or hereafter have against any other Person, including another Borrower, or property with respect to any of the Obligations. Without notice to any given Borrower and without affecting the liability of any given Borrower hereunder, the Holder may (i) compromise, settle, renew, extend the time for payment, change the manner or terms of payment, discharge the performance of, decline to enforce, or release all or any of the Obligations with respect to any other Borrower by written agreement with such other Borrower, (ii) grant other indulgences to another Borrower in respect of the Obligations, (iii) modify in any manner any documents relating to the Obligations with respect to any other Borrower by written agreement with such other Borrower, (iv) release, surrender or exchange any deposits or other property securing the Obligations, whether pledged by a Borrower or any other Person, or (v) compromise, settle, renew, or extend the time for payment, discharge the performance of, decline to enforce, or release all or any obligations of any guarantor, endorser or other Person who is now or may hereafter be liable with respect to any of the Obligations.

[signature page follows]

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IN WITNESS WHEREOF, the Borrowers have caused this Note to be duly executed as of the Issuance Date set out above.

INTERCLOUD SYSTEMS, INC.

By:
Name:
Title:

Facsimile No. for delivery of Notices:
E-mail Address for delivery of Notices:

VAULTLOGIX, LLC

By:
Name:
Title:

Facsimile No. for delivery of Notices:
E-mail Address for delivery of Notices:

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